                                                                    EXHIBIT 99.1

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASES

     This Settlement Agreement and Mutual Releases, including the Exhibits described herein and attached hereto, (hereinafter the "Settlement Agreement") is entered into by and between, on the one hand, TEKGRAF, INC., a Georgia corporation ("Tekgraf") and, on the other hand, ANITA LTD., a corporation organized under the laws of the British Virgin Islands ("Anita"), both of whom are sometimes collectively referred to herein as the "Settling Parties." In addition, MICRO ENVIRONMENTS, L.L.C., a Georgia limited liability company of which Anita is the majority shareholder, ("Micro") and PHILLIP C. AGINSKY ("Aginsky") are also parties to certain aspects of this Settlement Agreement, as set forth herein. The Settling Parties, Micro and Aginsky are sometimes collectively referred to herein as the "Parties."

                                    RECITALS

     WHEREAS, on May 26, 2000, Tekgraf filed in the Superior Court of Fulton County, Georgia, a Petition for Determination of Fair Value of Shares Pursuant to O.C.G.A. Section 14-2-1330 (the "Petition"), naming as defendants Anita, Dan I. Bailey (Bailey"), Peter Goletz ("Goletz"), Michelle L. Lightman ("Lightman") and John W. Parillo ("Parillo") (Anita, Bailey, Goletz, Lightman, and Parillo are hereinafter referred to as the "Dissenters") and captioned TEKGRAF, INC. V. ANITA LTD., ET AL., Civil Action No. 2000 CV 23746 (the "Lawsuit");

     WHEREAS, the Dissenters filed their Answer to the Petition on or about July 7, 2000;

     WHEREAS, the Petition alleges that Tekgraf held a Special Meeting of Shareholders on January 21, 2000, at which the Tekgraf shareholders approved the conversion of all issued and outstanding Tekgraf Class B Common Stock ("B Shares") into Tekgraf Class A Common Stock ("A Shares") on a one-for-one basis (the "Reclassification");

     WHEREAS, the Petition alleges that the Reclassification occurred on January 21, 2000;

     WHEREAS, the Petition alleges that the Dissenters dissented from the Reclassification in accordance with Article 13 of the Georgia Business Corporation Code, and that on March 30, 2000, Tekgraf received from each of the Dissenters a Demand for the payment of fair value for the respective B Shares held of record by each of them (collectively the "Demands");

     WHEREAS, pursuant to the Demands, the Dissenters demanded payment of fair value for a total number of 1,191,333 B Shares (collectively the "Dissenter's Shares"), comprised of following aggregate number of B Shares per respective
Dissenter:

                       DISSENTER                          AGGREGATE NUMBER
                       ---------                          OF CLASS B SHARES
                                                          -----------------
                         Anita                                 632,000
                        Bailey                                 257,000
                        Goletz                                 257,000
                       Lightman                                 22,667
                        Parillo                                 22,666
                         TOTAL                               1,191,333

                                   -1 of 17-

     WHEREAS, with regard to Anita's 632,000 Dissenter's Shares:

     (a) Anita delivered to Tekgraf with its Demand stock certificate nos. TB0011, TB0012, TB0093 and TB0096 representing a total of 486,500 B Shares (the "Delivered Anita Dissenter's Shares"); and

     (b) Anita's Demand also demanded payment of fair value for 145,500 B Shares evidenced by stock certificate nos. TB0013 and TB0014 in the possession of escrow agents:

          (1) 29,100 of which ("Anita IPO Escrow Shares") were held in escrow pursuant to an October 9, 1997 Escrow Agreement (the "IPO Escrow Agreement"); and

          (2) 116,400 of which ("Anita Pledge Shares") were held in escrow pursuant to a June 2, 1997 Pledge, Security and Escrow Agreement (the "Pledge Agreement");

     WHEREAS, with regard to Bailey's 257,000 Dissenter's Shares:

     (a) Bailey delivered to Tekgraf with his Demand stock certificate nos. TB0015 and TB0016 representing a total of 192,750 B Shares; and

     (b) Bailey's Demand also demanded payment of fair value for 64,250 B Shares evidenced by stock certificate nos. TB0017 and TB0018 in the possession of escrow agents:

          (1) 12,850 of which ("Bailey IPO Escrow Shares") were held in escrow pursuant to the IPO Escrow Agreement; and

          (2) 51,400 of which ("Bailey Pledge Shares") were held in escrow pursuant to the Pledge Agreement;

     WHEREAS, in or before December 2000, Bailey transferred all of his rights, title and interest in his 257,000 Dissenter's Shares to Anita;

     WHEREAS, with regard to Goletz's 257,000 Dissenter's Shares:

     (a) Goletz delivered to Tekgraf with his Demand stock certificate nos. TB0019 and TB0020 representing a total of 192,750 B Shares; and

     (b) Goletz's Demand also demanded payment of fair value for 64,250 B Shares evidenced by stock certificate nos. TB0021 and TB0022 in the possession of escrow agents:

          (1) 12,850 of which ("Goletz IPO Escrow Shares") were held in escrow pursuant to the IPO Escrow Agreement; and

          (2) 51,400 of which ("Goletz Pledge Shares") were held in escrow pursuant to the Pledge Agreement;

                                   -2 of 17-

     WHEREAS, in or before December 2000, Goletz transferred all of his rights, title and interest in his 257,000 Dissenter's Shares to Anita;

     WHEREAS, with regard to Lightman's 22,667 Dissenter's Shares:

     (a) Lightman delivered to Tekgraf with her Demand stock certificate nos. TB0023 and TB0024 representing a total of 17,000 B Shares, and

     (b) Lightman's Demand also demanded payment of fair value for 5,667 B Shares evidenced by stock certificate nos. TB0025 and TB0026 in the possession of escrow agents:

          (1) 1,134 of which ("Lightman IPO Escrow Shares") were held in escrow pursuant to the IPO Escrow Agreement; and

          (2) 4,533 of which ("Lightman Pledge Shares") were held in escrow pursuant to the Pledge Agreement;

     WHEREAS, in or before December 2000, Lightman transferred all of her rights, title and interest in her 22,667 Dissenter's Shares to Anita;

     WHEREAS, with regard to Parillo's 22,666 Dissenter's Shares:

     (a) Parillo delivered to Tekgraf with his Demand stock certificate nos. TB0027 and TB0028 representing a total of 17,000 B Shares; and

     (b) Parillo's Demand also demanded payment of fair value for 5,666 B Shares evidenced by stock certificate nos. TB0029 and TB0030 in the possession of escrow agents:

          (1) 1,133 of which ("Parillo IPO Escrow Shares") were held in escrow pursuant to the IPO Escrow Agreement; and

          (2) 4,533 of which ("Parillo Pledge Shares") were held in escrow pursuant to the Pledge Agreement;

     WHEREAS, in or before December 2000, Parillo transferred all of his rights, title and interest in his 22,666 Dissenter's Shares to Anita;

     WHEREAS, "IPO Escrow Shares" refers herein to 57,067 Dissenter's Shares comprised of the Anita IPO Escrow Shares, the Bailey IPO Escrow Shares, the Goletz IPO Escrow Shares, the Lightman IPO Escrow Shares and the Parillo IPO Escrow Shares, recognizing that Bailey, Goletz, Lightman and Parillo transferred each of their respective rights, title and interest in their respective IPO Escrow Shares to Anita in or before December 2000;

     WHEREAS, "Pledge Shares" refers herein to 228,266 Dissenter's Shares comprised of the Anita Pledge Shares, the Bailey Pledge Shares, the Goletz Pledge Shares, the Lightman Pledge Shares and the Parillo Pledge Shares, recognizing that Bailey, Goletz, Lightman and Parillo transferred each of their respective rights, title and interest in their respective Pledge Shares to Anita in or before December 2000;

                                   -3 of 17-

     WHEREAS, "Dissenter's Rights" refers herein to any and all rights accorded to the Dissenters with regard to the Dissenter's Shares by Article 13 of the Georgia Business Corporation Code, including but not limited to, any and all rights to receive fair value for such shares, interest thereon, and attorney's and/or experts' fees and expenses, which, among other things, are the subject of the Lawsuit;

     WHEREAS, pursuant to the Reclassification that occurred on January 21, 2000, all of the Dissenter's Shares were converted to A Shares;

     WHEREAS, in addition to the Dissenters Shares above, Anita currently beneficially owns and controls 75,000 A Shares and 75,000 warrants (collectively the "Anita A Shares");

     WHEREAS, effective as of October 31, 2000, Tekgraf, Anita and Micro entered into an Asset Purchase Agreement, which was in partial settlement of the Lawsuit with respect to certain Dissenter's Shares;

     WHEREAS, in accordance with the Asset Purchase Agreement, Micro and Anita paid for the Purchased Assets (as defined in the Asset Purchase Agreement) by, among other things, relinquishing in favor of Tekgraf any and all rights, title and interest to 293,334 Dissenter's Shares;

     WHEREAS, the Asset Purchase Agreement provides that the number of Dissenter's Shares paid for the Purchased Assets shall be adjusted in accordance with the Section 2.2 of the Asset Purchase Agreement regarding "Share Adjustment;"

     WHEREAS, Tekgraf has delivered to Micro and Anita by letter to Aginsky on or about November 21, 2000 a closing statement requesting that, pursuant to
Section 2.2 of the Asset Purchase Agreement, Micro and Anita relinquish an additional 82,418 Dissenter's Shares to Tekgraf, (the "October 31 Closing Statement") bringing the total number of Dissenter's Shares to be relinquished under the Asset Purchase Agreement to 375,752 Dissenter's Shares;

     WHEREAS, a December 22, 1999 "Demand to Take Action under O.C.G.A.
Section 14-2-742" was delivered to Tekgraf on behalf of Anita (the "Derivative Demand"), stating among other things, that the Derivative Demand "was to serve as written notice to and demand upon Tekgraf and its Board of Directors prior to the commencement of a derivative action by Anita as a shareholder of Tekgraf";

     WHEREAS, in 1997, Crescent Computers, Inc., a Georgia corporation, (sometimes referred to herein as the "Purchaser") and its shareholders, Anita, Bailey, Goletz, Lightman and Parillo (the "Crescent Shareholders," also referred to herein as the "Dissenters"), entered into certain Stock Purchase Agreements dated as of May 1, 1997, and amended on or about June 2, 1997, (collectively the "Purchase Agreements") as follows:


     (1) With Computer Graphics Distributing Company, a Maryland corporation, and its shareholders, A. LOWELL NERENBERG, BEVERLY NERENBERG, ROSA SABATO, DAVID B. THOMPSON, ERIC H. NERENBERG and MICHAEL G. WATKINS (collectively the "CGD Shareholders");

                                   -4 of 17-

     (2) With tekgraf, inc., a Texas corporation, and its sole shareholder, MARTYN L. COOPER ("Cooper");

     (3) With Microsouth, Inc., a Georgia corporation, and its sole shareholder
     J. THOMAS WOOLSEY ("Woolsey");

     (4) With G&R Marketing, Inc., an Illinois corporation, and its shareholders, WILLIAM M. RYCHEL ("Rychel") and THOMAS A. GUST ("Gust") (collectively the "G&R Shareholders"); and

     (5) With Intelligent Products Marketing, Inc., a California corporation, and IG Distributing, Inc., a California corporation, and their shareholders, EDWARD H.L. MASON, MARGARET M. MASON, E. JEFFREY MASON, DIANA MASON, CHRISTOPHER B. MASON, JERRI MASON, PATRICK J. McLAUGHLIN, AND JENNIFER MASON-McLAUGHLIN (collectively the "IGD Shareholders").


     WHEREAS, Woolsey and Cooper, and each of the G&R Shareholders, the CGD Shareholders and the IGD Shareholders, are each a "Selling Shareholder" and are collectively the "Selling Shareholders," as defined in the Purchase Agreements and the Pledge Agreement, for purposes of this Settlement Agreement;

     WHEREAS, on or about June 2, 1997, pursuant to the Purchase Agreements, the Purchaser, the Crescent Shareholders, and the Selling Shareholders entered into the Pledge Agreement, which provided that it was entered into in order to secure the payment and performance of certain "Obligations" of the Purchaser regarding certain "Indemnified Claims," as Obligations and Indemnified Claims are defined in the Pledge Agreement;

     WHEREAS, the Settling Parties desire to avoid the substantial burden and expense of further litigation between them, wish to fully compromise and settle all disputes and potential disputes between or among them, including but not limited to the matters they have raised or could have raised in the Lawsuit and the Derivative Demand, on the terms and conditions set forth herein, without any admission of liability by any of the Settling Parties;

     NOW, THEREFORE, in consideration of the payments and mutual promises, agreements, releases, representations and warranties exchanged herein, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS
FOLLOWS:

                                     CLOSING

     1. This Settlement Agreement shall be effective upon Closing. The Closing shall occur when Tekgraf and the Dissenters exchange copies of this Settlement Agreement and its Exhibits duly executed as provided herein and Tekgraf delivers the Closing Payment described below.

     2.1. Subject to the terms and conditions contained herein, Tekgraf shall pay Anita the total amount of $2,043,750.00, comprised of $1,875,000.00 for the Remaining Dissenter's

                                   -5 of 17-

Shares (defined below) and $168,750.00 for the Anita A Shares. At Closing, Tekgraf shall deliver to Smith, Gambrell & Russell, LLP (a) a copy of this Settlement Agreement executed by Tekgraf, (b) "Mutual Releases" executed by Tekgraf, Rychel and Gust as provided for in PARAGRAPH 13, (c) "Mutual Releases" executed by Rychel and Gust as provided for in PARAGRAPH 14, (d) the Promissory Note as defined in PARAGRAPH 8 herein (the "Note"); and (e) the Closing Payment as defined in PARAGRAPH 2.2 herein. In exchange therefore, Anita and Aginsky shall deliver to Gardner, Carton & Douglas at Closing (a) a copy of this Settlement Agreement executed by Anita, Micro and Aginsky, (b) duly executed Stock Power(s) as provided for in PARAGRAPHS 3, 4 & 6, (c) Letters of Instruction in accordance with PARAGRAPHS 3 AND 6 for the IPO Escrow Shares and the Pledge Shares, (d) "Mutual Releases" executed by Bailey, Goletz, Lightman and Parillo as provided for in PARAGRAPH 13 AND 16; and (e) "Mutual Releases" executed by Anita and Aginsky as provided for in PARAGRAPHS 14 AND 15.

     2.2. At Closing and upon the exchange of the executed documents described in PARAGRAPH 2.1., Tekgraf shall deliver to Smith, Gambrell & Russell, LLP a certified or bank check of immediately available funds in the amount of $275,000.00 payable to "Smith, Gambrell & Russell, LLP on behalf of Anita Ltd." (this check being the "Closing Payment"). Tekgraf thereafter will pay the total remaining balance of $1,768,750.00, which is due under this Settlement Agreement and the Note, by making the installment payments provided for in the Note described in PARAGRAPH 8 (a copy of which is attached hereto as EXHIBIT D) at the times and in the amounts set forth in the Note. In the event of a Tekgraf Default, as defined in PARAGRAPH 2.3, all such unpaid amounts under this paragraph and under the Note shall become immediately due and payable as provided for in the Note and, as further provided for in the Note, interest shall accrue on all remaining unpaid installments from the date of default until paid at a rate of interest equal to the Prime Rate, as defined in the Note, plus two percent (2%). As further provided in the Note, Tekgraf may prepay the Note in whole or in part at any time or from time to time without any penalty thereunder.

     2.3 The following shall constitute a Tekgraf Default under the Settlement Agreement and the Note: (a) Tekgraf fails to make any installment payment when and as due under Paragraph 2.2 or under the Note (defined in the Note as an Event of Default thereunder); and/or (b) Tekgraf breaches any representation or warranty contained in the Settlement Agreement.

     2.4 The following shall constitute an Anita/Aginsky Default under the Settlement Agreement: (a) Anita or Aginsky breaches any of its or his representations or warranties contained in the Settlement Agreement and/or (b) Anita or Aginsky fails to perform any of Anita's or Aginsky's obligations under Paragraph 7.1.

     2.5 After Closing, Anita and Tekgraf agree to execute and exchange such documents, and complete such other acts, as may be reasonably necessary to fully effectuate Anita's delivery of all rights, title and interests in the Dissenter's Shares to Tekgraf, including but not limited to, any further Joint Instructions or similar documents related to the IPO Escrow Shares or the Pledge Shares.

                                   -6 of 17-

                                IPO ESCROW SHARES

     3. At Closing, Anita shall relinquish in favor of Tekgraf any and all of its rights, title and interest to the IPO Escrow Shares and shall deliver to Tekgraf a fully executed Stock Power in the form attached hereto as EXHIBIT A and a fully executed Joint Letter of Instruction in the form attached hereto as EXHIBIT B.

                   ADDITIONAL ASSET PURCHASE AGREEMENT SHARES

     4. Micro and Anita agree to accept at Closing the October 31 Closing Statement and to relinquish an additional 82,418 of the Delivered Anita Dissenter's Shares to Tekgraf pursuant to the "Share Adjustment" provisions of the Asset Purchase Agreement. Anita will deliver at Closing a fully executed Stock Power in the form attached hereto as EXHIBIT A by which it will transfer and assign to Tekgraf all of its rights, title and interest to 82,418 of the Delivered Anita Dissenter's Shares. This will further reduce the number of Delivered Anita Dissenter's Shares to 110,748. Tekgraf, Micro and Anita agree that the additional 82,418 shares relinquished to Tekgraf shall be subject to all applicable provisions of the Asset Purchase Agreement. Tekgraf, Micro and Anita also agree that, after giving effect to the foregoing acceptance by Micro and Anita of the October 31 Closing Statement, (a) the provisions of the Asset Purchase Agreement shall remain in full force and effect, and (b) NOTWITHSTANDING the releases and covenants not to sue contained in PARAGRAPHS 11, 12.1 AND 12.2 herein, Micro, Anita and Tekgraf shall each retain their respective rights to enforce the provisions of the Asset Purchase Agreement through litigation or otherwise, and neither Tekgraf, Micro nor Anita shall be barred by this Settlement Agreement from making claims and/or filing suit related to the provisions of the Asset Purchase Agreement as modified by the foregoing acceptance by Micro and Anita of the October 31 Closing Statement.

                        THE REMAINING DISSENTER'S SHARES

     5. After accounting for the relinquishment of the IPO Escrow Shares pursuant to PARAGRAPH 3 and the additional 82,418 Delivered Anita Dissenter's Shares pursuant to PARAGRAPH 4, the total number of Dissenter's Shares is reduced to 758,514 Dissenter's Shares (the "Remaining Dissenter's Shares"). The 758,514 Remaining Dissenter's Shares include 228,266 Pledge Shares and 530,248 "Non-Pledge" shares.

     6. At Closing, Anita shall relinquish in favor of Tekgraf any and all of its rights, title and interest to the Remaining Dissenter's Shares ( including those that are Pledge Shares) by delivering to Tekgraf a fully executed Stock Power(s) in the form attached hereto as EXHIBIT A and a fully executed Joint Letter of Instruction in the form attached hereto as EXHIBIT C.

                                 ANITA A SHARES

     7.1 Upon Tekgraf's tender to Anita of the March 15, 2001 payment by certified or bank check of immediately available funds payable to "Anita Ltd.", pursuant to the Note and this Settlement Agreement, and provided that, at the time, there is no Tekgraf Default, Anita shall relinquish in favor of Tekgraf any and all of its respective rights, title and interest to the Anita A Shares by delivering to Tekgraf, in exchange for the March 15, 2001 payment, the 75,000

                                   -7 of 17-
warrants, the stock certificates representing the 75,000 A Shares, and a fully executed Stock Power in the form attached hereto as EXHIBIT A-1. Anita represents and warrants that, unless a Tekgraf Default occurs, and except as provided in this Paragraph regarding delivery of the 75,000 A Shares and 75,000 warrants to Tekgraf, (a) Anita will not sell, transfer, assign or otherwise encumber in any way (and will not cause any such acts to occur regarding) the 75,000 A Shares or the 75,000 warrants prior to March 16, 2001, and (b) the representations and warranties provided in PARAGRAPH 23(c) shall remain in full force and effect until the later of the close of business on March 15, 2001 (5:00 p.m., Atlanta, Georgia time) or the completion of Anita's delivery of the Anita A Shares to Tekgraf in exchange, as provided or in this paragraph, for the March 15, 2001 payment made in accordance with the Note.

     7.2 In furtherance of Paragraph 7.1, when and after Tekgraf tenders the March 15, 2001 payment under the Note, Anita and Tekgraf agree to execute and exchange such documents, and complete such other acts, as may be reasonably necessary to fully effectuate the delivery of the 75,000 A Shares and the 75,000 warrants to Tekgraf.

                               THE PROMISSORY NOTE

     8. At Closing, Tekgraf shall deliver to Smith, Gambrell & Russell, LLP an original, duly executed Note in the form attached hereto as EXHIBIT D. It is expressly understood and agreed that the consideration provided by Tekgraf is the payments that Tekgraf has agreed to make pursuant to this Settlement Agreement, as reflected in the Note, and not the Note itself.

                            DISMISSAL OF THE LAWSUIT

     9. Upon Closing and delivery of the Closing Payment and the mutual exchange of duly executed documents described in PARAGRAPHS 1, 2.1. AND 2.2., the Settling Parties shall, through their respective counsel in the Lawsuit, work together as necessary to present to the Court for entry an Order of Dismissal With Prejudice in the form attached hereto as EXHIBIT E. Such Order shall be presented by stipulation and/or joint motion, as appropriate, and shall be presented to the Court no later than three business days after the Closing.

                                    RELEASES

     10. The releases contained herein at PARAGRAPHS 11 AND 12.1, the covenants not to sue contained in PARAGRAPH 12.2, and the "Mutual Releases" being delivered herewith pursuant to PARAGRAPHS 13 AND 14 shall be effective upon Closing, PROVIDED, HOWEVER, that nothing contained in this Settlement Agreement, including the following releases and covenants not to sue, shall bar any action pertaining to the Note, to the obligations, representations and warranties contained in this Settlement Agreement, or, to the extent provided by PARAGRAPH 4 above, to the provisions of the Asset Purchase Agreement as modified by PARAGRAPH 4 to give effect to the acceptance of the October 31 Closing Statement; PROVIDED FURTHER, HOWEVER, that in the event of a Tekgraf Default as provided in PARAGRAPH 2.3, the releases in PARAGRAPHS 11 AND 12.1 herein and in PARAGRAPHS 1 AND 2 of EXHIBIT G, as well as the provisions of PARAGRAPH 12.2 shall be immediately and automatically revoked; PROVIDED FURTHER, HOWEVER, that notwithstanding any such immediate and automatic revocation of releases (including the Tekgraf Releases contained in PARAGRAPH 11) in the event of a Tekgraf

                                   -8 of 17-

Default, the Mutual Releases (EXHIBIT F) between, Bailey, Goletz, Lightman and Parillo, on the one hand, and Tekgraf, Rychel, and Gust, on the other hand, as described in PARAGRAPH 13, shall remain in full force and effect.

     11. TEKGRAF RELEASES. Tekgraf, on behalf of itself, and, except for the Selling Shareholders, each of its present and former agents, employees, officers, directors, shareholders, partners, attorneys, heirs, legal representatives, estates, executors, corporate affiliates, including parent and subsidiary corporations, successors and assigns, (collectively the "Tekgraf Releasing Parties") hereby forever releases and discharges each of the Dissenters and Aginsky, and, except for the Selling Shareholders, each of their present and former agents, employees, officers, directors, shareholders, partners, (in their capacity as agents, employees, officers, directors, shareholders or partners of Anita, all other capacities and personally) and each of their attorneys, heirs, legal representatives, estates, executors, corporate affiliates, including parent and subsidiary corporations, successors and assigns, including but not limited to Micro and Alongal Extrusions, Inc., (the "Dissenters Released Parties") of and from any and all actions, causes of action, claims, debts, liabilities, damages, costs, loss of services, expenses, compensation, notices, demands and/or suits of any kind or nature whatsoever, whether known or unknown, in law or in equity, arising from the beginning of time to the Closing, including but not limited to, any and all actions, causes of action, claims, debts, liabilities, damages, costs, loss of services, expenses, compensation, notices, demands and/or suits of any kind or nature whatsoever, whether known or unknown, in law or in equity, arising from or connected in any manner to the Lawsuit and all claims that were raised or could have been raised in the Lawsuit or in response to any derivative notices, demands, actions or the Derivative Demand, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPHS 4 AND 10.

     12.1. AGINSKY AND ANITA RELEASES. Anita and Aginsky, on behalf of themselves, and each of their present and former agents, employees, officers, directors, shareholders, partners, attorneys, heirs, legal representatives, estates, executors, corporate affiliates, including parent and subsidiary corporations, successors and assigns, including but not limited to Micro and Alongal Extrusions, Inc., (the "Dissenters Releasing Parties") hereby forever release and discharge Tekgraf and, except for the Selling Shareholders, each of its present and former agents, employees, officers, directors, shareholders, partners, (in their capacity as agents, employees, officers, directors, shareholders or partners of Tekgraf, all other capacities and personally) and each of its attorneys, heirs, legal representatives, estates, executors, corporate affiliates, including parent and subsidiary corporations, successors and assigns, (the "Tekgraf Released Parties") of and from any and all actions, causes of action, claims, debts, liabilities, damages, costs, loss of services, expenses, compensation, demands and/or suits of any kind or nature whatsoever, whether known or unknown, in law or in equity, arising from the beginning of time to the Closing, including but not limited to, any and all Dissenter's Rights, actions, causes of action, claims, debts, liabilities, damages, costs, loss of services, expenses, compensation, notices, demands, shareholder derivative notices, shareholder derivative demands, shareholder derivative actions and/or suits of any kind or nature whatsoever, whether known or unknown, in law or in equity, arising from or connected in any manner to the Lawsuit and all claims that were raised or could have been raised in the Lawsuit or the Derivative Demand, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPHS 4, 10 AND 12.2; PROVIDED, HOWEVER, that, unless and until Tekgraf makes the March 15, 2001 payment as provided under the Note described in PARAGRAPH 8, Anita and Aginsky are not releasing any rights it or he may have as a result of its or his ownership or

                                   -9 of 17-
control of the Anita A Shares and warrants of Tekgraf, but any such rights are subject to PARAGRAPH 12.2. in its entirety, including the immediate and automatic revocation of the covenants and agreements contained in PARAGRAPH
12.2. in the event of a Tekgraf Default.

     12.2. AGINSKY AND ANITA COVENANTS NOT TO SUE. Anita and Aginsky hereby covenant and agree not to sue or otherwise threaten, assert or bring against Tekgraf or any of its present and former agents, employees, officers, directors, shareholders, partners, attorneys, heirs, legal representatives, estates, executors, corporate affiliates, including parent and subsidiary corporations, successors and assigns, any actions, causes of action, claims, debts, liabilities, damages, costs, loss of services, expenses, compensation, notices, demands and/or suits of any kind or nature whatsoever, whether known or unknown, in law or in equity, including but not limited to any shareholder derivative notices, demands and actions, arising in any manner out of, or connected in any manner to, any facts, events or circumstances that have occurred or that may arise after the Closing, despite the fact that such future facts, events and circumstances may be unknown at this time, EXCEPT AS OTHERWISE PROVIDED WITH REGARD TO ANITA AND AGINSKY IN PARAGRAPH 4; PROVIDED, HOWEVER, that, in the event of a Tekgraf Default, the covenants and agreements contained in this Paragraph shall be immediately and automatically revoked.

        MUTUAL RELEASES PERTAINING TO THE SELLING SHAREHOLDERS AND OTHERS

     13. At Closing, Anita and Aginsky shall deliver "Mutual Releases" (copies of which are attached hereto as EXHIBIT F) fully executed by Bailey, Goletz, Lightman and Parillo, and Tekgraf shall deliver the same Mutual Releases fully executed by Tekgraf, Rychel and Gust. These Mutual Releases shall be effective between Bailey, Goletz, Lightman and Parillo, on the one hand, and Tekgraf, Rychel and Gust, on the other hand, upon Closing.

     14. At Closing, Anita and Aginsky shall deliver "Mutual Releases" (copies of which are attached hereto as EXHIBIT G) fully executed by Anita and Aginsky, and Tekgraf shall deliver the same Mutual Releases fully executed by Rychel and Gust. These Mutual Releases shall be effective between Anita and Aginsky, on the one hand, and Rychel and Gust, on the other hand, upon Closing, subject to immediate and automatic revocation of the releases contained therein as provided in PARAGRAPH 10 and EXHIBIT G.

     15. At Closing, Anita and Aginsky shall deliver "Mutual Releases" (copies of which are attached hereto as EXHIBIT H) between Anita and Aginsky, on the one hand, and the Remaining Selling Shareholders (defined below), on the other hand, fully executed by Anita and Aginsky. These Mutual Releases shall be effective as provided in PARAGRAPH 17.

     16. At Closing, Anita and Aginsky shall deliver "Mutual Releases" (copies of which are attached hereto as EXHIBIT I) between Bailey, Goletz, Lightman and Parillo, on the one hand, and the Remaining Selling Shareholders (defined below), on the other hand, fully executed by Bailey, Goletz, Lightman and Parillo. These Mutual Releases shall be effective as provided in PARAGRAPH 17.

     17. After Closing, Tekgraf shall use reasonable, good faith efforts to obtain Mutual Releases referenced in PARAGRAPHS 15 AND 16 duly executed by the "Remaining Selling Shareholders" (after accounting for the Mutual Releases delivered by Rychel and Gust), namely

                                   -10 of 17-

J. Thomas Woolsey, Martyn L. Cooper, A. Lowell Nerenberg, Beverly Nerenberg, Rosa Sabato, David B. Thompson, Eric H. Nerenberg, Michael G. Watkins, Edward H.L. Mason, Margaret M. Mason, E. Jeffrey Mason, Diana Mason, Christopher B. Mason, Jerri Mason, Patrick J. McLaughlin, and Jennifer Mason-McLaughlin (each a "Remaining Selling Shareholder"). Each of these Mutual Releases with respect to a Remaining Selling Shareholder (hereinafter a "Mutual Release") shall become effective if, and only if, a Remaining Selling Shareholder properly executes the Mutual Release and delivers a copy thereof to Tekgraf and Anita in accordance with the delivery instructions contained in the Mutual Release, at which time it shall be effective with regard to that Remaining Selling Shareholder as provided in the Mutual Release regardless of whether any other Remaining Selling Shareholder executes a Mutual Release and properly delivers a copy thereof to Tekgraf and Anita. When Tekgraf receives such an executed copy of a Mutual Release from any Remaining Selling Shareholder, it shall advise Anita and Aginsky of such receipt by having its counsel provide a copy of the executed Mutual Release (and a counterpart original of the executed Mutual Release, promptly after receiving such a counterpart original) to John R. Schneider, Esq. at Smith, Gambrell & Russell, LLP, in Atlanta, Georgia. When Anita receives such an executed copy of a Mutual Release from any Remaining Selling Shareholder, it shall advise Tekgraf of such receipt by having its counsel provide a copy (and, if available, a counterpart original) of the executed Mutual Release to Stephen
A. Tsoris, Esq. at Gardner, Carton & Douglas in Chicago, Illinois.

        INDEMNIFICATION WITH REGARD TO THE REMAINING SELLING SHAREHOLDERS

     18. Upon Closing and thereafter, Tekgraf agrees to indemnify, defend and hold harmless the Dissenters Released Parties from and against all claims, liabilities, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including interest, penalties and reasonable attorney's fees and disbursements) whenever arising which are asserted by or on behalf of any Remaining Selling Shareholder(s) against a Dissenters Released Party for or relating to any alleged failure of Tekgraf or the Dissenters to comply with any alleged "NAV Obligations" as defined in PARAGRAPH 19(a) (hereinafter a "Claim"). PROVIDED, HOWEVER, that Tekgraf's obligation to indemnify, defend and hold harmless shall terminate with respect to any Claim(s) by or on behalf of a Remaining Selling Shareholder who executes a Mutual Release and delivers a copy thereof to Tekgraf and to Anita and shall so terminate when the copy of the executed Mutual Release is received by Tekgraf and by Anita in accordance with the delivery instructions contained in the attached Mutual Release.

     19. For purposes of the indemnification provision in PARAGRAPH 18:

     (a) "NAV Obligations" shall mean any alleged "Obligations" to a Selling Shareholder(s), as an alleged "Indemnifiable Claim" pursuant to
          Article V of the Purchase Agreements or as an alleged "Indemnified Claim" pursuant to the Pledge Agreement, that relates to the Purchaser's representation and warranty in Section 2.2(e) of the Purchase Agreements regarding the Purchaser's "Actual Net Tangible Asset Value" or "NAV," including but not limited to the alleged Indemnifiable Claim or alleged Indemnified Claim referenced in the July 31, 1999 letter from J. Thomas Woolsey, representing himself to be sending the letter on behalf of all "Beneficiaries" who had notified the Purchaser of a claim under the Pledge Agreement, to Neslon Mullins Riley & Scarborough as Escrow Agent

                                   -11 of 17-
          under the Pledge Agreement, in the amount of $180,000.00 ("the $180,000.00 Claim"). For purposes of this Settlement Agreement, "Beneficiary" and "Beneficiaries" shall have the meaning ascribed to them in the Pledge Agreement, and "the $180,000.00 Claim" shall be deemed to include the notification of the Purchaser referenced in the foregoing letter from J. Thomas Woolsey and the Certificate attached to that letter. A copy of the letter and the Certificate attached to the letter are attached hereto for reference as EXHIBIT J; and

     (b) For purposes of this Settlement Agreement, "Obligations" and "Indemnified Claims" shall have the meaning ascribed to them in the Pledge Agreement, and "Selling Shareholders," "Indemnifiable Claims," and "Actual Net Tangible Asset Value" (or "NAV") shall have the meaning ascribed to them in the Purchase Agreements.

     20. In the event of an indemnifiable Claim against a Dissenters Released Party as described in PARAGRAPH 18, the Dissenters Released Party shall notify Tekgraf promptly and in sufficient time so as not to prejudice the defense of the Claim against the Dissenters Released Party. The Dissenters Released Party shall notify Tekgraf of such Claim in writing to William M. Rychel, Tekgraf, Inc., 980 Corporate Woods Parkway, Vernon Hills, IL 60061, and shall provide a copy of such written notification to Stephen A. Tsoris, Esq., Gardner, Carton & Douglas, 321 N. Clark Street, Suite 3400, Chicago, IL 60610. Tekgraf expressly acknowledges that it has notice and actual knowledge of the $180,000.00 Claim insofar as it sought the release to the Beneficiaries of Escrowed Property (as defined in the Pledge Agreement) worth $180,000.00, as set forth in EXHIBIT J. In the event of any future assertion of any indemnifiable Claim related to the $180,000.00 Claim against a Dissenters Released Party (as opposed to a claim against or to the Escrowed Property to which the Dissenters Released Party will have no rights or claim after Closing), the Dissenters Released Party shall notify Tekgraf in accordance with this Paragraph, at which time Tekgraf shall proceed to engage counsel for the Dissenters Released Party as provided in PARAGRAPH 21.

     21. Upon receiving notice of any indemnifiable Claim as provided in PARAGRAPH 20, Tekgraf shall engage competent and independent legal counsel (not otherwise engaged by or representing Tekgraf and reasonably acceptable to the Anita, Aginsky and the Dissenters Released Party or Parties against whom such Claim has been asserted) on the Dissenters Released Party's behalf and shall pay all costs and expenses of said counsel along with all other reasonable costs and expenses associated with the Claim including, but not limited to expert's fees, court reporter fees, expenses, and court costs. During the pendency of any such Claim, Dissenters Released Party agrees that he, she or it will provide Tekgraf with such reasonable assistance and cooperation as may be necessary to assert a meritorious defense thereto. The Dissenters Released Party shall not, without written consent of Tekgraf (which written consent shall not be unreasonably withheld), pay, compromise or settle any such Claim. Notwithstanding the foregoing, the Dissenters Released Party shall have the right to otherwise pay, settle or compromise such Claim, provided that in such event he, she or it shall waive any right to indemnity hereunder for such Claim.

                    REPRESENTATIONS AND WARRANTIES REGARDING
                  THE DISSENTER'S SHARES AND THE ANITA A SHARES

                                   -12 of 17-

     22. Aginsky represents and warrants to Tekgraf that, assuming the consummation of the transactions contemplated herein and except to the extent, if any, that Anita constitutes an Affiliate or Associate of Aginsky, neither he nor any of his Affiliates or Associates (as defined in the regulations promulgated under the Securities Act of 1933) has any ownership interest (whether beneficial or of record) in any Tekgraf shares or warrants of any kind, including the Dissenter's Shares or the Anita A Shares.


     23. Anita represents and warrants to Tekgraf:

     (a) that Bailey, Goletz, Lightman and Parillo each transferred all of their respective rights, title and interest in their respective Dissenter's Shares to Anita in or before December 2000; and

     (b) that, other than as provided in the IPO Escrow Agreement and the Pledge Agreement, and other than the fact that some of the Dissenter's Shares may still be standing in the name of Bailey, Goletz, Lightman or Parillo on the books of Tekgraf despite the transfer of rights, title and interest referenced in PARAGRAPH 23(a), Anita is the sole record and beneficial owner of all of the Dissenter's Shares, and that such shares are owned free and clear of all claims, liens (including any tax lien), option, right of first refusal or offer, preemptive right, buy-sell agreement, shareholder agreements, voting agreement or trust or proxy, pledge, charge, mortgage security interest, or other restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any encumbrance or right of any third party; and

     (c) that Anita is the sole beneficial and controlling owner of all of the Anita A Shares, and that Anita can and will (subject to the conditions contained in PARAGRAPH 7.1) deliver such shares to Tekgraf free and clear of all claims, liens (including any tax lien), option, right of first refusal or offer, preemptive right, buy-sell agreement, shareholder agreements, voting agreement or trust or proxy, pledge, charge, mortgage security interest, or other restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any encumbrance or right of any third party; and

     (d) that, assuming the consummation of the transactions contemplated herein, neither Anita nor any of its Affiliates or Associates (as defined in the regulations promulgated under the Securities Act of
          1933) (1) owns any Tekgraf shares of any kind other than the Dissenter's Shares described herein and the Anita A Shares and (2) has any other interests (whether beneficial or of record) of any kind in Tekgraf shares or warrants of any kind.

                                   -13 of 17-

                         AGREEMENT TO MANNER OF PAYMENT

     24. Anita expressly agrees to the delivery of payments in the manner set forth in PARAGRAPH 2.2., and forever releases the Tekgraf Released Parties from any and all obligations and liabilities of any kind whatsoever with regard to the disposition or distribution of those funds once Tekgraf delivers them as provided in PARAGRAPH 2.2 and pursuant to the Note.

                              ADDITIONAL PROVISIONS

     25. Anita and Aginsky agree that, for so long as no Tekgraf Default (including an Event of Default under the Note) exists hereunder, they will not, individually, collectively or through another entity, purchase, acquire or obtain any Tekgraf stock of any kind or any beneficial ownership therein, and will not participate in any group or proxy solicitation therefore, for a period of five (5) years from the date of Closing, provided, however, that nothing herein shall be construed to prohibit Anita or Aginsky from holding an interest in any publicly-traded fund of which, at the date of purchase of such fund, the shares of Tekgraf comprise less than five percent (5%) of the total value of the fund.

     26. Anita and Aginsky agree that, for so long as no Tekgraf Default (including an Event of Default under the Note) exists hereunder, for a period of five (5) years from the date of Closing, they will not participate, individually, collectively or through another entity, in any group for purposes of buying Tekgraf or making an offer to buy Tekgraf.

     27. Anita and Aginsky agree to refrain (1) from disparaging Tekgraf, its business, or any of its current and former officers and directors, and (2) from taking any action which brings Tekgraf, its business, or any of its current and former officers and directors into public ridicule or disrepute; PROVIDED HOWEVER, that this paragraph shall not apply in litigation involving this Settlement Agreement, the Note described in PARAGRAPH 8, or the Asset Purchase Agreement.

     28. Tekgraf agrees to refrain (1) from disparaging Anita; its business; any of its current and former officers, directors or trustees; and Aginsky and (2) from taking any action which brings Anita; its business; any of its current and former officers, directors, or trustees; and Aginsky into public ridicule or disrepute, PROVIDED HOWEVER, that this paragraph shall not apply in litigation involving this Settlement Agreement, the Note described in PARAGRAPH 8, or the Asset Purchase Agreement.

     29. This Settlement Agreement, including the exhibits hereto, the Note and the Asset Purchase Agreement referred to herein constitute the entire agreement between the Parties, relating to the subject matters thereof and are the final, complete and exclusive expression of the terms and conditions thereof. All prior agreements, representations, negotiations and understandings of the Parties, oral or written, expressed or implied, are superseded and merged herein and into the Note and the Asset Purchase Agreement. This Settlement Agreement shall not be altered or varied except by a writing duly signed by all of the Parties hereto or their properly authorized agents or representatives. No waiver of any rights hereunder shall be effective unless fully set forth in writing and signed by the waiving party.

                                   -14 of 17-

     30. Each of the Settling Parties denies liability with respect to the claims and allegations asserted in the Lawsuit against each other and the matters being settled and released by this Settlement Agreement. The Settling Parties each expressly recognize and agree that this Settlement Agreement and the settlement, mutual releases, exchanges of consideration and other terms set forth herein shall in no way whatsoever be considered or construed as an admission by any person or entity of any liability or wrongdoing of any kind whatsoever or of the merit or lack of merit of any claim or defense in the Lawsuit.

     31. The Parties expressly acknowledge and agree that they will each bear their own costs and attorneys' fees with respect to the Lawsuit, the negotiation and execution of this Settlement Agreement and the Asset Purchase Agreement, and the dismissal of the Lawsuit as provided for herein.

     32. This Settlement Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia, without giving effect to any choice or conflict of law provisions or rules (whether of the State of Georgia or otherwise) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     33. Any action arising out of or relating to this Settlement Agreement, the Note provided for in PARAGRAPH 8, the Asset Purchase Agreement or the alleged breach of any or all of them shall be brought in any federal or state court sitting in Fulton County, Georgia. For purposes of any such action, the Parties hereby submit to the jurisdiction of the federal and state courts in Fulton County, Georgia, and the Parties hereby consent to service of process by any means authorized by Georgia or federal law.

     34. The Parties have negotiated the terms of this Settlement Agreement through their respective counsel, and this Settlement Agreement shall be construed as a whole and not strictly for or against any of them. Each provision of this Settlement Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. However, if any term or provision of this Settlement Agreement or the application thereof to any person, entity or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Settlement Agreement or the application of such term or provision to persons, entities or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Settlement Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     35. The undersigned warrant and represent that they have read this Settlement Agreement and have been fully informed and have full knowledge of the terms, conditions, and effects of this Settlement Agreement; that they have, either personally or through their attorney or attorneys, fully investigated to their full satisfaction the facts surrounding the various claims, controversies and disputes, and understand and are fully satisfied with the terms and effects of this Settlement Agreement, all of which are contractually binding; that they agree that no promise or inducement has been offered or made except as herein set forth; and that this Settlement Agreement is executed of their free act and deed without reliance on any statement or representation except as herein set forth.

                                   -15 of 17-

     36. Each of the undersigned represents and warrants that he or it has full right, title, power, and authority to execute this Settlement Agreement and release the claims herein released by his or her signature and that the claims herein released have not been assigned or otherwise transferred.

     37. Each of the undersigned represents and warrants that (a) his or its execution of this Settlement Agreement does not and will not conflict with, result in a breach of or constitute a default under any applicable articles of incorporation, by-laws, indenture or other agreement to which the undersigned is a party, and (b) that he or it has not assigned or transferred to any person or entity any claims or other matters being released herein.

     38. The Parties each represent and warrant to each other and agree with the other that:

     (a) Each party has received independent legal advice from attorneys of their own choice with respect to the advisability of executing this Settlement Agreement, and each party's attorney has reviewed this Settlement Agreement prior to that party's execution of this Settlement Agreement.

     (b) The terms of this Settlement Agreement, including its Recitals, are contractual, and this Settlement Agreement is the result of negotiations between the parties.

     (c) Each person executing this Settlement Agreement has carefully read and understood the contents hereof, and has freely signed this Settlement Agreement.

     39. Tekgraf represents and warrants that, as of the date of execution of this Settlement Agreement, it has a reasonable, good faith belief that it can make and intends to make all of the payments, when due, as provided for in PARAGRAPH 2.2 and in the Note described in PARAGRAPH 8.

     40. With the exception of certain Selling Shareholders as provided above, this Settlement Agreement is binding upon and inures to the benefit of each of the Parties and to each of their officers, directors, employees, participants, beneficiaries, administrators, agents, servants, attorneys, other representatives, insurers, shareholders, partners, principals, joint venturers, affiliates, subsidiary corporations, predecessors, successors, assigns and heirs.

     41. This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original instrument, and all of which together shall constitute a single agreement.

     42. Executed copies of this Settlement Agreement and its Exhibits, other than the Note and Stock Powers provided for herein, may be provided to the other Parties by facsimile transmission, in which case, the facsimile transmission of the executed copy shall be for all purposes treated, and shall have the same effect, as an original. PROVIDED, HOWEVER, that in such cases the executing Parties agree to provide after Closing the original executed signature page(s) to be substituted for the facsimile transmission(s).

                                   -16 of 17-

     43. No Party may assign its rights, interests or obligations hereunder without the prior written consent of the other Parties.

     44. In the event of a breach of this Settlement Agreement or the exhibits hereto, the non-breaching party shall be entitled to recover from the breaching party or parties its expenses of enforcing the Settlement Agreement, including but not limited to expenses of litigation and reasonable attorneys' fees.

     IN WITNESS WHEREOF, each of the undersigned Parties have executed this Settlement Agreement as of the date set forth below their respective signatures.


TEKGRAF, INC.                            ANITA, LTD.

BY: /s/ Thomas M. Mason                  BY: /s/ Phillip C. Aginsky
    ------------------------------          ----------------------------

ITS: Chief Financial Officer             ITS: Attorney in Fact

DATED: December 21, 2000                 DATED: December 21, 2000


MICRO ENVIRONMENTS, L.L.C.               PHILLIP C. AGINSKY

/s/ Phillip C. Aginsky                   /s/ Phillip C. Aginsky
    ------------------------------           ---------------------------

ITS: Director                            DATED: December 21, 2000

DATED: December 21, 2000




                                   -17 of 17-